UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 28, 2021

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Explanatory Note

On June 28, 2021, the Franklin Covey Co. (the Company) Board of Directors approved changes to the Company’s executive leadership. Effective September 1, 2021, Robert A. Whitman, the Company’s previous Chairman and Chief Executive Officer (CEO), transitioned his executive role to Executive Chairman and Chairman of the Board of Directors. Also effective on September 1, 2021, Mr. Paul S. Walker, the Company’s previous President and Chief Operating Officer began his service as President and CEO. At the time these changes were announced, compensation for Mr. Whitman and Mr. Walker in these new responsibilities was not finalized.

The purpose of this amendment to the report filed on Form 8-K with the Securities and Exchange Commission on July 1, 2021 is to provide disclosure of the compensation changes for Mr. Whitman and Mr. Walker in their new responsibilities, which took effect on September 1, 2021.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with Robert A. Whitman’s transition from Chief Executive Officer to Executive Chairman and Chairman of the Board of Directors, the following annual compensation adjustments were approved by the Board of Directors:

Compensation Element	Previous Amount	New Amount
Base Salary	$ 500,000	$ 200,000
Short-term incentive plan (cash)(1)	575,000	200,000
Long-term incentive plan (equity)(1)	1,150,000	1,000,000

Mr. Walker’s compensation for his new role as the Company’s President and Chief Executive Officer was adjusted as follows:

Compensation Element	Previous Amount	New Amount
Base Salary	$ 425,000	$ 500,000
Short-term incentive plan (cash)(1)	284,750	375,000
Long-term incentive plan (equity)(1)	425,000	750,000

(1)Amounts presented in the tables above for short- and long-term incentive plan awards are variable and are shown at the target amount, or achievement of 100% of the specified financial metrics. The actual amount paid may be either higher or lower than the amount shown depending on the actual achievement of the specified metrics.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

104Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: September 1, 2021	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer